Rule 497(e)
File Nos. 333-203265 and 811-05961

SMART TRACK II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated September 16, 2015
to the Prospectus dated June 25, 2015

This Rate Sheet Supplement (the “Supplement”) amends certain information contained in the Smart Track II - 5 Year variable annuity Prospectus dated June 25, 2015. This Supplement must be accompanied by, or read in conjunction with, the current Prospectus. If you would like a copy of the current prospectus, please call the Retirement Resource Operations Center toll-free at (877) 723-8723.

Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus.

This Supplement declares the Guaranteed Annual Withdrawal % (“GAW%”) and Joint Guaranteed Annual Withdrawal % (“Joint GAW%”) applicable to all GLWB Riders for Contracts purchased during the effective dates detailed below.

The following terms apply only to Smart Track II - 5 Year variable annuity applications received by us in good order between October 1, 2015 and April 30, 2016. If we file a new Rate Sheet Supplement that takes effect before April 30, 2016, the terms of this Supplement will be superseded by the terms of the new Rate Sheet Supplement. In order to receive the declared GAW% or Joint GAW%, your application must be received by us in good order within this time period. Terms reflected in Rate Sheet Supplements that were not in effect during this time period will not apply to your Contract. This Supplement replaces and supersedes any previously issued Rate Sheet Supplements. We will provide a minimum of 10 days prior notice of new rates declared in Rate Sheet Supplements.

Please contact us at the Retirement Resource Operations Center with any questions regarding this Supplement.

Lifetime Income Lock Fixed GLWB Rider:

The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:

GAW% Table
	Age 59½ - 64	Age 65 - 69	Age 70 - 79	Age 80+
% of Benefit Base	4.00%	5.00%	6.00%	7.00%

If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:

Joint GAW% Table
	Age 59½ - 64	Age 65 - 69	Age 70 - 79	Age 80+
% of Benefit Base	3.50%	4.50%	5.50%	6.50%

T-Note Tracker GLWB Rider:

The GAW% for a single Covered Person, subject to a minimum and maximum GAW%, is based on the age of the Covered Person according to the following schedule:

GAW% Table
10-Year Treasury Yield	Age 59½ - 64	Age 65 - 69	Age 70 +
<4%	3.00%	4.00%	4.50%
4% - 4.99%	3.15%	4.50%	4.95%
5% - 5.99%	3.85%	5.50%	6.05%
6% - 6.99%	4.55%	6.50%	7.15%
7% - 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8.00%	8.30%

If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This is the Joint GAW% and is based on the following table:

Joint GAW% Table
10-Year Treasury Yield	Age 59½ - 64	Age 65 - 69	Age 70 +
<4%	2.70%	3.60%	4.05%
4% - 4.99%	2.835%	4.05%	4.455%
5% - 5.99%	3.465%	4.95%	5.445%
6% - 6.99%	4.095%	5.85%	6.435%
7% - 7.99%	4.725%	6.75%	7.425%
8%+	5.04%	7.20%	7.47%

Please read this Supplement carefully and retain it for future reference.